Exhibit 10.1

AMENDMENT NO. 7 TO CREDIT AGREEMENT

Dated as of June 15, 2004

among

TRIAD HOSPITALS, INC.,

as Borrower

AND

BANK OF AMERICA, N.A.,

as Administrative Agent on behalf of itself and the Lenders,

MERRILL LYNCH & CO.,

as Syndication Agent

AND

JPMORGAN CHASE BANK, CITICORP NORTH AMERICA, INC. and WACHOVIA BANK,

NATIONAL ASSOCIATION,

as Co-Documentation Agents

Arranged By:

BANC OF AMERICA SECURITIES LLC and WACHOVIA CAPITAL MARKETS, LLC

as Joint Lead Arrangers

AND

BANC OF AMERICA SECURITIES LLC, WACHOVIA CAPITAL MARKETS, LLC and THE BANK

OF NOVA SCOTIA

as Joint Book Runners

AMENDMENT NO. 7

THIS AMENDMENT NO. 7 dated as of June 15, 2004 (this “Amendment”) to the Credit Agreement referenced below is by and among Triad Hospitals, Inc., a Delaware corporation (the “Borrower”), and Bank of America, N.A., as Administrative Agent on behalf of itself and the Lenders.

W I T N E S S E T H

WHEREAS, a $1.2 billion credit facility was established in favor of the Borrower pursuant to the terms of that Amended and Restated Credit Agreement dated as of April 27, 2001 (as amended and modified from time to time, the “Credit Agreement”) among the Borrower, the lenders identified therein and Bank of America, N.A., as Administrative Agent;

WHEREAS, the Borrower has requested certain modifications to the Credit Agreement; and

WHEREAS, the requisite Lenders have agreed to the requested modifications on the terms and conditions set forth herein and have directed the Administrative Agent to enter into this Amendment for and on their behalf.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

2. Amendments. The Credit Agreement is amended in the following respects:

2.1 The definition of “Aggregate Revolving Committed Amount” in Section1.1 is hereby amended to read as follows:

“Aggregate Revolving Committed Amount” means the aggregate amount of Revolving Commitments in effect from time to time, as referenced in Section 2.1(a), being FOUR HUNDRED MILLION DOLLARS ($400,000,000), subject to reduction pursuant to Section 3.4.

2.2 The reference to “Section 9.7” in the definition of “Approved Asset Disposition” in Section 1.1 is hereby amended to read “Section 9.5”.

2.3 The reference to “$100 million” in subclause (vii)(A) in the definition of “Permitted Acquisition” in Section 1.1 is hereby amended to read as “$250 million”.

2.4 A new subclause (xxi) is hereby added at the end of the definition of “Permitted Liens” in Section 1.1 and shall read as follows:

and (xxi) Liens on Property of any Foreign Subsidiary securing Indebtedness permitted under Section 9.1(p).

2.5 The parenthetical in subclause (ii) of the definition of “Pro Forma Compliance Certificate” in Section 1.1 is hereby amended to read as follows:

(other than Approved Asset Dispositions)

2.6 The definition of “QHR Disposition” in Section 1.1 is hereby deleted in its entirety.

2.7 The following definition is hereby added to Section 1.1 in the appropriate alphabetical order and shall read as follows:

“Amendment No. 7 Effective Date” means June 15, 2004.

2.8 Subclause (i) of Section 2.1(a) is hereby amended to read as follows:

(i) with regard to the Revolving Lenders collectively, the aggregate principal amount of Revolving Obligations at any time shall not exceed FOUR HUNDRED MILLION DOLLARS ($400,000,000), subject to reduction pursuant to Section 3.4 (the “Aggregate Revolving Committed Amount”) and

2.9 The first proviso in subclause (A) of Section 3.3(b)(ii) is hereby amended to read as follows:

provided, that, the first $150 million of Net Proceeds received from such Approved Asset Dispositions subsequent to the Amendment No. 7 Effective Date shall not be required to be used by the Borrower to prepay the Loans and thereafter, the payment of such Net Proceeds need not be made until such time as the aggregate amount payable hereunder shall be at least $10 million at any time;

2.10 The second proviso in Section 3.3(b)(ii)(A) is hereby deleted in its entirety.

2.11 The reference to “$100 million” in subclause (2)(A)(y) of Section 3.3(b)(ii)(B) is hereby amended to read as “$250 million”.

2.12 The proviso at the end of Section 3.3 (b)(ii)(B) is hereby amended to read as follows:

provided that payment of the Net Proceeds which exceed the foregoing threshold amount need not be made until such time as the aggregate amount payable in excess of such threshold shall be at least $10 million at any time.

2.13 Section 3.3(b)(iv) is hereby amended to read as follows:

(iv) Equity Transactions. In connection with any Equity Transaction, to the extent the aggregate Net Proceeds from all Equity Transactions consummated after the Amendment No. 7 Effective Date exceed $100 million, the Loans shall be prepaid as hereafter provided in an amount equal to the percentage shown below of Net Proceeds therefrom based on the Consolidated Total Leverage Ratio after giving effect to such Equity Transaction and the application of proceeds in connection therewith on a Pro Forma Basis:

Consolidated Total Leverage Ratio	Percentage of Net Proceeds to be applied as Prepayment

> 3.0:1.0	50%
≤ 3.0:1.0	25%

2.14 The following paragraph is hereby added at the end of Section 8.1 and shall read as follows:

The Borrower and the Administrative Agent hereby acknowledge and agree that (a) the Administrative Agent will make available to the Lenders materials and/or information provided by or on behalf of the Borrower hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on Intralinks or another similar electronic system (the “Platform”) and (b) certain of the Lenders may be “public-side” Lenders (i.e., Lenders that do not wish to receive material non-public information with respect to the Borrower or its securities) (each, a “Public Lender”). The Borrower agrees that by marking any Borrower Materials “PUBLIC”, (a) the Borrower shall be deemed to have authorized the Administrative Agent and the Lenders to treat such Borrower Materials as either publicly available information or not material information (although it may be sensitive and proprietary) with respect to the Borrower or its securities for purposes of United States federal and state securities laws and (b) the Administrative Agent shall be entitled to post such Borrower Materials on the portion of the Platform marked “PUBLIC”. Unless the Borrower and the Administrative Agent expressly agree otherwise, the Administrative Agent agrees to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not marked as “PUBLIC” and not to post any Borrower Materials on the portion of the Platform designated as “PUBLIC” which is not clearly and conspicuously marked “PUBLIC”.

2.15 Section 8.11(f) is hereby amended to read as follows:

(f) Capital Expenditures. Consolidated Capital Expenditures for each fiscal year shall not exceed an amount equal to the sum of (i) $450 million plus (ii) the unused amount available for Consolidated Capital Expenditures under this Section 8.11 for the immediately preceding fiscal year (excluding any carry forward available from any prior fiscal year), plus (iii) the amount of any Net Proceeds from Asset Dispositions permitted to be retained by the Borrower pursuant to Section 3.3(b)(ii) to the extent that the Borrower applies such amount to Consolidated Capital Expenditures within twelve (12) months of the date of such Asset Dispositions, plus (iv) the amount of any Net Proceeds from Equity Transactions permitted to be retained by the Borrower pursuant to Section 3.3(b)(iv) (to the extent not used in connection with any Permitted Acquisition or the prepayment, redemption, defeasance or acquisition of Indebtedness permitted under Section 9.8(d)), plus (v) the amount of any Consolidated Capital Expenditures which constitute Permitted Acquisitions hereunder, plus (vi) the amount of any Net Proceeds from Debt Transactions permitted to be retained by the Borrower pursuant to Section 3.3(b)(iii) (to the extent not used in connection with any Permitted Acquisition or the prepayment, redemption, defeasance or acquisition of Indebtedness permitted under Section 9.8(d)).

2.16 A new subclause (p) is hereby added at the end of Section 9.1 and shall read as follows:

and (p) Indebtedness of Foreign Subsidiaries in an aggregate principal amount up to $75 million.

2.17 The first three lines of Section 9.5 are hereby amended to read as follows:

No member of the Consolidated Group will make any Asset Disposition (including, without limitation, any Sale and Leaseback Transaction), other than the Approved Asset Dispositions, unless

2.18 Section 9.8(c) is hereby amended to read as follows:

(c) Make any payment in contravention of the terms of any Subordinated Debt (including the Refinancing Subordinated Debt), the Senior Notes or the 2004 Refinancing Debt; or

2.19 Subclause (A) in Section 9.8(d)(ii) is hereby amended to read as follows:

(A) in an amount equal to 50% of the Net Proceeds received from any Equity Transaction, after compliance with Section 3.3(b)(iv) hereof; provided that such Net Proceeds shall not include the first $100 million in aggregate Net Proceeds received from Equity Transactions consummated after the Amendment No. 7 Effective Date permitted to be retained by the Borrower pursuant to Section 3.3(b)(iv) hereof, and

2.20 A new proviso is hereby added at the end of Section 9.8(d) and shall read as follows:

provided, further that the Borrower may (1) prepay, redeem, defease or reacquire the Senior Notes outstanding in an aggregate amount not to exceed $85,000 and (2) prepay, redeem, defease or reacquire the Senior Subordinated Notes outstanding in an aggregate amount not to exceed $4.2 million.

2.21 A new Section 12.17 is hereby added and shall read as follows:

12.17 USA PATRIOT Act Notice.

Each Lender and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender or the Administrative Agent, as applicable, to identify the Borrower in accordance with the Act.

2.22 The Revolving Commitment Percentages as of the Amendment No. 7 Effective Date are set forth on Schedule 2.22 attached hereto.

3. The Guarantors join in the execution of this Amendment for purposes of acknowledging and consenting to the terms of this Amendment and reaffirming their guaranty obligations under the Guaranty Agreement.

4. The Borrower affirms that the representations and warranties in the Credit Agreement and the other Credit Documents are true and correct in all material respects as of the date hereof (except those which expressly relate to an earlier period or date and except to the extent that changes in facts and conditions on which such representations and warranties are based are required or permitted under the Credit Agreement).

5. This Amendment shall be effective upon receipt by the Administrative Agent of the following:

(a) executed copies of consents from the Required Lenders, Tranche A Term Lenders holding more than 50% of the outstanding Tranche A Term Loans, Tranche B Term Lenders holding more than 50% of the outstanding Tranche B Term Loans and Revolving

Lenders holding more than 50% of the outstanding Revolving Commitments, and executed signature pages to this Amendment from each of the parties hereto; and

(b) the amendment fee equal to five basis points (0.05%) on the aggregate Commitments (prior to the effectiveness of this Amendment) of those existing Lenders consenting to this Amendment and any other fees payable in connection with this Amendment.

6. From and after the Amendment No. 7 Effective Date, by execution of the consent to this Amendment attached hereto, each Person identified as a “Lender” on each consent signature page that is not already a Lender under the Credit Agreement (a “New Lender”) hereby acknowledges, agrees and confirms that, by its execution of such consent to this Amendment, such Person will be deemed to be a party to the Credit Agreement and a “Lender” for all purposes of the Credit Agreement, and shall have all of the obligations of a Lender thereunder as if it had executed the Credit Agreement. Such Person hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions applicable to the Lenders contained in the Credit Agreement.

7. Except as modified hereby, all of the terms and provisions of the Credit Agreement (including Schedules and Exhibits) shall remain in full force and effect.

8. The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen, PLLC.

9. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

10. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date and year first above written.

BORROWER:	TRIAD HOSPITALS, INC.,
a Delaware corporation

By: /s/ JAMES R BEDENBAUGH
Name: James R. Bedenbaugh
Title: Senior Vice President & Treasurer

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent and on behalf of the Lenders

By: /s/ KEVIN WAGLEY
Name: Kevin Wagley
Title: Principal

Consented to by:

GUARANTOR:	ARIZONA ASC MANAGEMENT, INC.
DAY SURGERY, INC.
MEDICAL HOLDINGS, INC.
MEDICAL MANAGEMENT, INC.
PACIFIC GROUP ASC DIVISION, INC.
SOUTH ALABAMA MANAGED CARE
CONTRACTING, INC.
SOUTH ALABAMA MEDICAL MANAGEMENT SERVICES, INC.
SOUTH ALABAMA PHYSICAN SERVICES, INC.
SPROCKET MEDICAL MANAGEMENT, INC.
SURGICARE OF INDEPENDENCE, INC.
SURGICARE OF SAN LEANDRO, INC.
SURGICARE OF VICTORIA, INC.
SURGICARE OUTPATIENT CENTER OF LAKE CHARLES, INC.
SURGICENTER OF JOHNSON COUNTY, INC.
SURGICENTERS OF AMERICA, INC.
TRIAD EL—DORADO, INC.
TRIAD HOLDINGS III, INC.
TRIAD RC, INC.
TRIAD-ARIZONA I, INC.
TRIAD-SOUTH TULSA HOSPITAL COMPANY, INC.
CAROLINAS MEDICAL ALLIANCE, INC.
FRANKFORT HEALTH PARTNER, INC.
GADSDEN REGIONAL PRIMARY CARE, INC.
NC-CSH, INC.
NC-DSH, INC.
QHG GEORGIA HOLDINGS, INC.
QHG OF ALABAMA, INC.
QHG OF BARBERTON, INC.
QHG OF BLUFFTON, INC.
QHG OF ENTERPRISE, INC.
QHG OF FORREST COUNTY, INC.
QHG OF FORT WAYNE, INC.
QHG OF GADSDEN, INC.
QHG OF HATTISBURG, INC.
QHG OF JACKSONVILLE, INC.
QHG OF LAKE CITY, INC.
QHG OF MASSILLON, INC.
QHG OF OHIO, INC.
QHG OF SOUTH CAROLINA, INC.
QHG OF SPARTANBURG, INC.
QHG OF SPRINGDALE, INC.
QHG OF TEXAS, INC.

	By:	/s/ DONALD P. FAY
	Name:	Donald P. Fay
	Title:	Executive Vice President and Secretary

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GUARANTOR:	QHG OF WARSAW, INC.
QUORUM HEALTH GROUP OF VICKSBURG, INC.
SOFTWARE SALES CORP.
ST. JOSEPH MEDICAL GROUP, INC.
WESLEY HEALTHTRUST, INC.

	By:	/s/ DONALD P. FAY
	Name:	Donald P. Fay
	Title:	Executive Vice President and Secretary

ALICE HOSPITAL, LLC
ALICE SURGEONS, LLC

	By:	APS Medical, LLC, its Sole Member

		By:	/s/ DONALD P. FAY
		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

E.D. CLINICS, LLC
EL DORADO MEDICAL CENTER, LLC

	By:	Arizona Medco, LLC, its Sole Member

		By:	/s/ DONALD P. FAY
		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

BRAZOS VALLEY SURGICAL CENTER, LLC
BVSC, LLC

	By:	Brazos Medco, LLC, its Sole Member

		By:	/s/ DONALD P. FAY
		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

COLLEGE STATION MEDICAL CENTER, LLC
CSMC, LLC

	By:	College Station Merger, LLC, its Sole Member

		By:	/s/ DONALD P. FAY
		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

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GUARANTOR:	CORONADO HOSPITAL, LLC
PAMPA MEDICAL CENTER, LLC

	By:	Coronado Medical, LLC, its Sole Member

		By:	/s/ DONALD P. FAY
		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

HOBBS PHYSICIAN PRACTICE, LLC
LEA REGIONAL HOSPITAL, LLC

	By:	Hobbs Medco, LLC, its Sole Member

		By:	/s/ DONALD P. FAY
		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

LRH, LLC
REGIONAL HOSPITAL OF LONGVIEW, LLC

	By:	Longview Merger, LLC, its Sole Member

		By:	/s/ DONALD P. FAY
		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

WILLAMETTE VALLEY CLINICS, LLC
WILLAMETTE VALLEY MEDICAL CENTER, LLC

	By:	Oregon Healthcorp., LLC, its Sole Member

		By:	/s/ DONALD P. FAY
		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

BLUFFTON HEALTH SYSTEM LLC

	By:	QHG of Bluffton, Inc., its Member

		By:	/s/ DONALD P. FAY
		Name:	Donald P. Fay
		Title:	Executive Vice President and Secretary

	By:	Frankfort Health Partner, Inc., its Member

		By:	/s/ DONALD P. FAY
		Name:	Donald P. Fay
		Title:	Executive Vice President and Secretary

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GUARANTOR:	ST. JOSEPH HEALTH SYSTEM LLC

	By:	QHG of Fort Wayne, Inc., its Member

		By:	/s/ DONALD P. FAY
		Name:	Donald P. Fay
		Title:	Executive Vice President and Secretary

	By:	Frankfort Health Partner, Inc., its Member

		By:	/s/ DONALD P. FAY
		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

WESLEY HEALTH SYSTEM LLC

	By:	QHG OF Hattiesburg, Inc., its Member

		By:	/s/ DONALD P. FAY
		Name:	Donald P. Fay
		Title:	Executive Vice President and Secretary

	By:	QHG of Forrest County, Inc., its Member

		By:	/s/ DONALD P. FAY
		Name:	Donald P. Fay
		Title:	Executive Vice President and Secretary

WARSAW HEALTH SYSTEM LLC

	By:	QHG Warsaw, Inc., its Member

		By:	/s/ DONALD P. FAY
		Name:	Donald P. Fay
		Title:	Executive Vice President and Secretary

	By:	Frankfort Health Partner, Inc., its Member

		By:	/s/ DONALD P. FAY
		Name:	Donald P. Fay
		Title:	Executive Vice President and Secretary

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GUARANTOR:	SACMC, LLC
SAN ANGELO COMMUNITY MEDICAL CENTER, LLC

	By:	San Angelo Medical, LLC, its Sole Member

		By:	/s/ DONALD P. FAY
		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

SAN LEANDRO MEDICAL CENTER, LLC
SLH, LLC

	By:	San Leandro, LLC, its Sole Member

		By:	/s/ DONALD P. FAY
		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

BROWNWOOD MEDICAL CENTER, LLC
MEDICAL CENTER OF BROWNWOOD, LLC

	By:	Southern Texas Medical Center, LLC, its Sole Member

		By:	/s/ DONALD P. FAY
		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

PACIFIC PHYSICIANS SERVICE, LLC

	By:	Sprocket Medical Management, Inc., its Sole Member

		By:	/s/ DONALD P. FAY
		Name:	Donald P. Fay
		Title:	Executive Vice President and Secretary

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GUARANTOR:	CLAREMORE PHYSICIANS, LLC
CLAREMORE REGIONAL HOSPITAL, LLC
CLINICO, LLC
IRHC, LLC (F/K/A INDEPENDENCE REGIONAL HEALTH CENTER, LLC)
KENSINGCARE, LLC
MEDICAL PARK HOSPITAL, LLC
MEDICAL PARK MSO, LLC
PHYS-MED, LLC
PRIMARY MEDICAL, LLC
SOUTH ARKANSAS CLINIC, LLC
TRIAD CSGP, LLC
TROSCO, LLC
TRUFOR PHARMACY, LLC
WOMEN & CHILDREN’S HOSPITAL, LLC

	By:	Triad Holdings II, LLC, its Sole Member

		By:	/s/ DONALD P. FAY
		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

GUARANTOR:	ARIZONA DH, LLC
CSDS, LLC
GRB REAL ESTATE, LLC
GREENBRIER VMC, LLC
LS PSYCHIATRIC, LLC
MISSOURI HEALTHSERV, LLC
TRIAD-DENTON HOSPITAL GP, LLC
VFARC, LLC
VHC HOLDINGS, LLC
VHC MEDICAL, LLC
VMF MEDICAL, LLC
WEST VIRGINIA MS, LLC
WHMC, LLC
WH MEDICAL, LLC
WOODLAND HEIGHTS MEDICAL CENTER, LLC

	By:	Triad Holdings III, Inc., its Sole Member

		By:	/s/ DONALD P. FAY
		Name:	Donald P. Fay
		Title:	Executive Vice President and Secretary

MEDICAL CENTER AT TERRELL, LLC
TERRELL MEDICAL CENTER, LLC

	By:	Triad-Medical Center at Terrell Subsidiary, LLC, its Sole Member

		By:	/s/ DONALD P. FAY
		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

NAVARRO REGIONAL, LLC
NRH, LLC

	By:	Triad-Navarro Regional Hospital Subsidiary, LLC, its Sole Member

		By:	/s/ DONALD P. FAY
		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

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GUARANTOR:	APS MEDICAL, LLC
ARIZONA MEDCO, LLC
BRAZOS MEDCO, LLC
CARLSBAD MEDICAL CENTER, LLC
COLLEGE STATION MERGER, LLC
CORONADO MEDICAL, LLC
DALLAS PHY SERVICE, LLC
DFW PHYSERV, LLC
EYE INSTITUTE OF SOUTHERN ARIZONA, LLC
GH TEXAS, LLC
GHC HOSPITAL, LLC
HDP WOODLAND PROPERTY, LLC
HDPWH, LLC
HOBBS MEDCO, LLC
LAS CRUCES MEDICAL CENTER, LLC
LONGVIEW MERGER, LLC
NORTHWEST HOSPITAL, LLC
NORTHWEST RANCHO VISTOSO IMAGING SERVICES, LLC
OPRMC, LLC (F/K/A OVERLAND PARK REGIONAL MEDICAL CENTER, LLC)
OREGON HEALTHCORP, LLC
PACIFIC WEST DIVISION OFFICE, LLC
PECOS VALLEY OF NEW MEXICO, LLC
PHOENIX SURGICAL, LLC
SAN ANGELO MEDICAL, LLC
SAN LEANDRO, LLC
SOUTHERN TEXAS MEDICAL CENTER, LLC
TRIAD CSLP, LLC
TRIAD TEXAS, LLC
TRIAD-MEDICAL CENTER AT TERRELL SUBSIDIARY, LLC
TRIAD-NAVARRO REGIONAL HOSPITAL SUBSIDIARY, LLC
WHARTON MEDCO, LLC

	By:	Triad Hospitals, Inc., its Sole Member

		By:	/s/ DONALD P. FAY
		Name:	Donald P. Fay
		Title:	Executive Vice President and Secretary

DETAR HOSPITAL, LLC
VICTORIA HOSPITAL, LLC

	By:	VHC Medical, LLC, its Sole Member

		By:	/s/ DONALD P. FAY
		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

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GUARANTOR:	WAMC, LLC

	By:	West Anaheim, LLC, its Sole Member

		By:	/s/ DONALD P. FAY
		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

GCMC, LLC
GULF COAST MEDICAL CENTER, LLC

	By:	Wharton Medco, LLC, its Sole Member

		By:	/s/ DONALD P. FAY
		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

LAKE AREA PHYSICIAN SERVICES, L.L.C.

	By:	Women & Children Hospital, LLC, its Sole Member

		By:	/s/ DONALD P. FAY
		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

AMERICAN HEALTH FACILITIES DEVELOPMENT, LLC
QHR INTERNATIONAL, LLC
THE INTENSIVE RESOURCE GROUP, LLC

	By:	Quorum Health Resources, LLC, its Sole Member

		By:	/s/ DONALD P. FAY
		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

HATTIESBURG ASG-GP

	By:	Wesley Health System LLC, its Member

		By:	/s/ DONALD P. FAY
		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

	By:	QHG of Forrest County, Inc., its Member

		By:	/s/ DONALD P. FAY
		Name:	Donald P. Fay
		Title:	Executive Vice President and Secretary

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GUARANTOR:	DALLAS PHYSICIAN PRACTICE, L.P.

	By:	DPW Physerv, LLC, its General Partner

		By:	/s/ DONALD P. FAY
		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

GULF COAST HOSPITAL, L.P.

	By:	Gulf Coast Medical Center, LLC,
its General Partner

		By:	/s/ DONALD P. FAY
		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

HDP WOODLAND HEIGHTS, L.P.

	By:	HDP Woodland Property, LLC, its General Partner

		By:	/s/ DONALD P. FAY
		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

NAVARRO HOSPITAL, L.P.

	By:	Navarro Regional, LLC, its General Partner

		By:	/s/ DONALD P. FAY
		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

PAMPA HOSPITAL, L.P.

	By:	Pampa Medical Center, LLC, its General Partner

		By:	/s/ DONALD P. FAY
		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

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GUARANTOR:	QHG GEORGIA, LP

	By:	QHG Georgia Holdings, Inc., its General Partner

		By:	/s/ DONALD P. FAY
		Name:	Donald P. Fay
		Title:	Executive Vice President and Secretary

REHAB HOSPITAL OF FORT WAYNE GENERAL PARTNERSHIP

	By:	QHG of Fort Wayne, Inc., its General Partner

		By:	/s/ DONALD P. FAY
		Name:	Donald P. Fay
		Title:	Executive Vice President and Secretary

IOM HEALTH SYSTEM, L.P.

	By:	QHG of Indiana, Inc., its General Partner

		By:	/s/ DONALD P. FAY
		Name:	Donald P. Fay
		Title:	Executive Vice President and Secretary

LONGVIEW MEDICAL CENTER, L.P.

	By:	Regional Hospital of Longview, LLC, its General Partner

		By:	/s/ DONALD P. FAY
		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

SAN ANGELO HOSPITAL, L.P.

	By:	San Angelo Community Medical Center, LLC,
its General Partner

		By:	/s/ DONALD P. FAY
		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

SAN LEANDRO HOSPITAL, L.P.

	By:	San Leandro Medical Center, LLC, its General Partner

		By:	/s/ DONALD P. FAY
		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

[SIGNATURE PAGES CONTINUE]

GUARANTOR:	TERRELL HOSPITAL, L.P.

	By:	Terrell Medical Center, LLC, its General Partner

		By:	/s/ DONALD P. FAY
		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

TRIAD CORPORATE SERVICES, LIMITED PARTNERSHIP

	By:	Triad CSGP, LLC, its General Partner

		By:	/s/ DONALD P. FAY
		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

PACIFIC EAST DIVISION OFFICE, L.P.

	By:	Triad Texas, LLC, its General Partner

		By:	/s/ DONALD P. FAY
		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

TRIAD-DENTON HOSPITAL, L.P.

	By:	Triad-Denton Hospital GP, LLC, its General Partner

		By:	/s/ DONALD P. FAY
		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

PINEY WOODS HEALTHCARE SYSTEM, L.P.

	By:	Woodland Heights Medical Center, LLC, its General Partner

		By:	/s/ DONALD P. FAY
		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

QUORUM ELF, INC.
QUORUM HEALTH SERVICES, INC.

	By:	/s/ DONALD P. FAY
	Name:	Donald P. Fay
	Title:	Executive Vice President and Secretary

[SIGNATURE PAGES CONTINUE]

GUARANTOR:	QUORUM HEALTH RESOURCES, LLC

	By:	Quorum Health Group, Inc., its Sole Member

		By:	/s/ DONALD P. FAY
		Name:	Donald P. Fay
		Title:	Executive Vice President and Secretary

PHYSICIANS AND SURGEONS HOSPITAL OF ALICE, L.P.

	By:	Alice Hospital, LLC, its General Partner

		By:	/s/ DONALD P. FAY
		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

BRAZOS VALLEY OF TEXAS, L.P.

	By:	Brazos Valley Surgical Center, LLC, its General Partner

		By:	/s/ DONALD P. FAY
		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

BROWNWOOD HOSPITAL, L.P.

	By:	Brownwood Medical Center, LLC, its General Partner

		By:	/s/ DONALD P. FAY
		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

COLLEGE STATION HOSPITAL, L.P.

	By:	College Station Medical Center, LLC, its General Partner

		By:	/s/ DONALD P. FAY
		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

CRESTWOOD HEALTHCARE, L.P.

	By:	Crestwood Hospital & Nursing Home, Inc., its General Partner

		By:	/s/ DONALD P. FAY
		Name:	Donald P. Fay
		Title:	Executive Vice President and Secretary

[SIGNATURE PAGES CONTINUE]

GUARANTOR:	VICTORIA OF TEXAS, L.P.

	By:	DeTar Hospital, LLC, its General Partner

		By:	/s/ DONALD P. FAY
		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

ABILENE HOSPITAL, LLC

	By:	NC-SCHI, INC., its Sole Member

		By:	/s/ DONALD P. FAY
		Name:	Donald P. Fay
		Title:	Executive Vice President

ABILENE MERGER, LLC

	By:	Quorum, Inc., its Sole Member

		By:	/s/ DONALD P. FAY
		Name:	Donald P. Fay
		Title:	Executive Vice President

ARMC, LP

	By:	Triad-ARMC, LLC, its Sole Member

		By:	/s/ DONALD P. FAY
		Name:	Donald P. Fay
		Title:	Executive Vice President

CRESTWOOD HOSPITAL, LLC

	By:	Triad Holdings III, its Sole Member

		By:	/s/ DONALD P. FAY
		Name:	Donald P. Fay
		Title:	Executive Vice President and Secretary

CRESTWOOD HOSPITAL LP, LLC

	By:	Crestwood Hospital, LLC, its Sole Member

		By:	/s/ DONALD P. FAY
		Name:	Donald P. Fay
		Title:	Executive Vice President and Secretary

[SIGNATURE PAGES CONTINUE]

GUARANTOR:	GASLIGHT ASC-GP, LLC

	By:	Pineywoods Healthcare Systems, L.P., its Sole Member

		By:	/s/ DONALD P. FAY
		Name:	Donald P. Fay
		Title:	Executive Vice President

MMC OF NEVADA, LLC

	By:	Triad Hospitals, Inc., its Sole Member

		By:	/s/ DONALD P. FAY
		Name:	Donald P. Fay
		Title:	Executive Vice President

NORTHWEST PHYSICIANS, LLC

	By:	QHG of Springdale, Inc., its Sole Member

		By:	/s/ DONALD P. FAY
		Name:	Donald P. Fay
		Title:	Executive Vice President

PDMC, LLC

	By:	Sebastopol, LLC, its Sole Member

		By:	/s/ DONALD P. FAY
		Name:	Donald P. Fay
Title:

PROCURE SOLUTIONS, LLC

	By:	Quorum Health Group, Inc., its Sole Member

		By:	/s/ DONALD P. FAY
		Name:	Donald P. Fay
Title:

SOUTHCREST, L.L.C.

	By:	Triad-South Tulsa Hospital Company, Inc. its Sole Member

		By:	/s/ DONALD P. FAY
		Name:	Donald P. Fay
Title:

[SIGNATURE PAGES CONTINUE]

GUARANTOR:	TRIAD HOLDINGS IV, LLC

	By:	Triad Hospitals, Inc., its Sole Member

		By:	/s/ DONALD P. FAY
		Name:	Donald P. Fay
		Title:	Executive Vice President and Secretary

TRIAD HOLDINGS V, LLC

	By:	Triad Hospitals, Inc. its Sole Member

		By:	/s/ DONALD P. FAY
		Name:	Donald P. Fay
		Title:	Executive Vice President and Secretary

TRIAD HOLDINGS VI, INC.

	By:	/s/ DONALD P. FAY
	Name:	Donald P. Fay
	Title:	Executive Vice President and Secretary

TRIAD OF INDIANA, LLC

	By:	Triad Holdings V, LLC, its Sole Member

		By:	/s/ DONALD P. FAY
		Name:	Donald P. Fay
		Title:	Executive Vice President and Secretary

TRIAD-ARMC, LLC

	By:	NC-SCHI, Inc., its Sole Member

		By:	/s/ DONALD P. FAY
		Name:	Donald P. Fay
		Title:	Executive Vice President

TRIAD-WILLOW CREEK, LLC

	By:	QHG of Springdale, Inc., its Sole Member

		By:	/s/ DONALD P. FAY
		Name:	Donald P. Fay
		Title:	Executive Vice President

[SIGNATURE PAGES CONTINUE]

GUARANTOR:	MADISON’S HOSPITAL, LLC

	By:	Triad Holdings II, LLC, its Sole Member

		By:	/s/ DONALD P. FAY
		Name:	Donald P. Fay
		Title:	President

SURGICENTERS OF AMERICA, INC.

	By:	/s/ DONALD P. FAY
	Name:	Donald P. Fay
	Title:	Executive Vice President and Secretary

CONSENT TO AMENDMENT NO. 7

TRIAD HOSPITALS, INC.

June     , 2004

Bank of America, N.A., as Administrative Agent

100 N. Tryon Street, 17th Floor

NC1-007-17-11

Charlotte, North Carolina 28255

Attention: Kevin Wagley

Facsimile: (704) 388-6002

Re:	Amended and Restated Credit Agreement dated as of April 27, 2001 (as amended and modified, the “Credit Agreement”) among Triad Hospitals, Inc., a Delaware corporation, as Borrower, the lenders identified therein and Bank of America, N.A., as Administrative Agent. Terms used but not otherwise defined shall have the meanings provided in the Credit Agreement.

Amendment No. 7 dated as of June             , 2004 (the “Subject Amendment”) to the Credit Agreement

Ladies and Gentlemen:

This should serve to confirm our receipt of, and consent to, the Subject Amendment. We hereby authorize and direct you, as Administrative Agent for the Lenders, to enter into the Subject Amendment on our behalf in accordance with the terms of the Credit Agreement upon your receipt of such consent and direction from the requisite Lenders, and agree that the Borrower may rely upon such authorization.

Very truly yours,

[Name of Lender]

By:
Name: Title:

Schedule 2.22

Revolving Commitment Percentages

Lender	Revolving Commitment Percentage	Revolving Committed Amount
Bank of America, N.A.	13.875000000%	$55,500,000
Wachovia Bank, National Association	9.000000000%	$36,000,000
General Electric Capital Corporation	7.250000000%	$29,000,000
Citicorp USA, Inc.	7.125000000%	$28,500,000
JPMorgan Chase Bank	7.125000000%	$28,500,000
Credit Lyonnais (Calyon New York Branch)	6.625000000%	$26,500,000
Scotiabanc Inc.	6.625000000%	$26,500,000
Merrill Lynch Capital Corp.	5.875000000%	$23,500,000
Credit Suisse First Boston	5.000000000%	$20,000,000
Goldman Sachs Credit Partners L.P.	5.000000000%	$20,000,000
Morgan Stanley Bank	5.000000000%	$20,000,000
SunTrust Bank	5.000000000%	$20,000,000
First Tennessee Bank National Association	3.750000000%	$15,000,000
Bank of Oklahoma, N.A.	2.500000000%	$10,000,000
Bear Stearns Corporate Lending Inc.	2.500000000%	$10,000,000
National City Bank of Kentucky	2.500000000%	$10,000,000
Hibernia National Bank	1.875000000%	$7,500,000
UBS AG, Stamford Branch	1.362500000%	$5,450,000
Loan Funding I LLC	1.250000000%	$5,000,000
C-Squared CDO LTD	0.381250000%	$1,525,000
Winged Foot Funding Trust	0.381250000%	$1,525,000

Total	100.00000%	$400,000,000